UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 North Main Street, Moorefield, West Virginia 26836
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed, on June 1, 2016, Summit Financial Group, Inc., a West Virginia corporation (“Summit”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Century Bankshares, Inc., a West Virginia corporation (“First Century”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, First Century will merge (the “Merger”) with and into a limited liability company and wholly-owned subsidiary of Summit’s wholly-owned banking subsidiary, Summit Community Bank, Inc., a West Virginia banking corporation (“Summit Community Bank”), formed solely for the purpose of consummating the Merger (“Merger Sub”), with Merger Sub as the surviving entity in the Merger. Immediately following the Merger, Merger Sub will be liquidated (the “Liquidation”) so that Summit Community Bank will own all of the outstanding shares of First Century’s wholly owned banking subsidiary, First Century Bank, Inc., a West Virginia banking corporation (“First Century Bank”). Immediately following the Liquidation, First Century Bank will be merged (the “Bank Merger”) with and into Summit Community Bank, with Summit Community Bank surviving as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of Summit and First Century. As previously disclosed, the Merger Agreement was approved by the shareholders of First Century on December 6, 2016.
On January 17, 2017, Summit and First Century entered into an Amendment to Agreement and Plan of Merger (the “Amendment”). The Amendment replaced the requirement in the Merger Agreement that, unless extended by mutual agreement of the parties and subject to a couple of minor exceptions, the closing date of the Merger occur on last business day of the month in which the latter of the following occurs: (i) the receipt of all necessary regulatory approvals (including the expiration or termination of any mandatory waiting periods) or (ii) the receipt of the approval of the shareholders of First Century with a closing date of April 1, 2017.
The Amendment also extends the date on which the Merger Agreement may be terminated by either party if the Merger has not been consummated from March 31, 2017 to April 1, 2017.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Amendment should not be read alone, but should instead be read in conjunction with the other information regarding Summit, First Century, their respective affiliates or their respective businesses, the Merger Agreement, the Amendment and the Merger that will are contained in, or incorporated by reference into, the registration statement on Form S-4 that includes a proxy statement of First Century and a prospectus of Summit, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Summit makes with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated January 17, 2017, between Summit Financial Group, Inc. and First Century Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: January 23, 2017	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated January 17, 2017, between Summit Financial Group, Inc. and First Century Bankshares, Inc.